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                              POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

   That the undersigned officers and directors of Integrated Device Technology, Inc., a Delaware corporation, do hereby constitute and appoint Leonard C. Perham and William D. Snyder, and each of them, the lawful attorneys and agents or attorney and agent, with power and authority to do any and all acts and things and to execute any and all instruments which said attorneys and agents, and any one of them, determine may be necessary or advisable or required to enable said corporation to comply with the Securities Act of 1933, as amended, and any rules or regulations or requirements of the Securities and Exchange Commission in connection with this Registration Statement. Without limiting the generality of the foregoing power and authority, the powers granted include the power and authority to sign the names of the undersigned officers and directors in the capacities indicated below to this Registration Statement, to any and all amendments, both pre-effective and post-effective, and supplements to this Registration Statement, and to any and all instruments or documents filed as part of or in conjunction with this Registration Statement or amendments or supplements thereof, and each of the undersigned hereby ratifies and confirms that said attorneys and agents or any of them shall do or cause to be done by virtue hereof. This Power of Attorney may be signed in several counterparts.

   IN WITNESS WHEREOF, each of the undersigned has executed this Power of Attorney as of the date indicated.

   Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the date indicated.

       SIGNATURE                         TITLE                           DATE
- --------------------- ------------------------------------------ -------------------------


 ---------------------     Chairman of the Board                        November   , 1994
     D. John Carey


/s/   LEONARD C. PERHAM    Chief Executive Officer, President and       November 14, 1994
- -----------------------     Director
   Leonard C. Perham


/s/ WILLIAM D. SNYDER      Vice President, Finance and Chief            November 14, 1994
- -----------------------     Financial Officer (Principal Financial
   William D. Snyder        and Accounting Officer)


/s/   CARL E. BERG        Director                                      November 14, 1994
- -----------------------
      Carl E. Berg


/s/  JOHN C. BOLGER       Director                                      November 14, 1994
 ---------------------
     John C. Bolger


 /s/ FEDERICO FAGGIN      Director                                      November 14, 1994
- ----------------------
    Federico Faggin
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